1 2 0 2 3 I N V E S T O R D AY

2 Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “guidance,” “outlook” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. All information set forth herein speaks only as of the date hereof and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding Microvast’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Microvast’s annual, quarterly and other filings with the U.S. Securities and Exchange Commission identify, address and discuss these and other factors in the sections entitled “Risk Factors.” Disclaimer

2023 INVESTOR DAY

Today's Agenda

01 Company Overview



YANG WU
Founder, CEO, President

02 Commercial Vehicle



SASCHA KELTERBORN
Chief Revenue Officer

03 Energy Storage



ZACH WARD
President, Energy Division

04 Technology



WENJUAN MATTIS, Ph.D.
Chief Technology Officer

05 Manufacturing



SHANE SMITH
Chief Operating Officer

BREAK

06 Financials



CRAIG WEBSTER
Chief Financial Officer

07 Closing Remarks



YANG WU
Founder, CEO, President

4 Yang Wu F O U N D E R , C H I E F E X E C U T I V E O F F I C E R , P R E S I D E N T 2 0 2 3 I N V E S T O R D A Y Strategic Overview

5 Today’s Objectives 2 0 2 3 I N V E S T O R D A Y Show that Microvast is in a multi-year high-growth phase Demonstrate the technological innovation and leadership of the new HpCO 53.5Ah cell Provide a clearly defined expansion plan & route to profitability

2023 INVESTOR DAY

How It Started

Microvast began with an idea.

We invested heavily in research to identify customer needs, as well as the R&D to create the battery the industry **really** needed.

We can create a better battery for EVs.

- **Ultra-fast charging capability**
- **Sync battery life with vehicle life**
- **Superior safety**
- **High energy density**

HIGHLIGHTS

2006
Founded in U.S. and began customer research analysis

2011
Launched first 10-minute ultra-fast charging battery

2016
Launched 15-minute fast charging and high cycle life NMC cell

2022
Launched high-density, next-generation NMC battery solutions with battery life matching life of vehicle

6

2023 INVESTOR DAY

Our Innovation Requires Vertical Integration

We're vertically integrated and maintain control of every aspect of our development process from research to manufacturing, including BMS and controls.

We can create custom battery solutions quickly, with industry-leading energy density, superior safety, ultra-fast charging capabilities, and long lifespans.


1
Battery Cells
2
Battery Modules
3
Battery Packs & Trays
4
Energy Storage Solutions
microvast

7

2023 INVESTOR DAY

Microvast By The Numbers

Where We Are Today



17+ Years Experience

Developing & Manufacturing Lithium-Ion Batteries

Global Footprint With Presence In

34+ Countries


powered by
powered by
powered by

3 Manufacturing Plants

30,000+ Installed Battery Systems

2,500+ Employees Globally

626+ Patents / Patent Applications

~$205M 2022A Revenue

4GWh 53.5Ah capacity expansions

$486.7M Q1 Backlog

8

2023 INVESTOR DAY

Our 2021 Merger Raising >$700M Net Proceeds

Let's Look Back & See How We Did

July 2021 What we said we would do...

- 2GWh of cell and module capacity in the U.S.
- Expand production capacity in China from 3GWh to 7GWh
- High energy 53.5Ah cell would be launched to the market
- Enter ESS market and start to see revenues in 2023
- Commercialize battery materials technologies
- U.S. and Europe would be high growth markets
- 53.5Ah revenues starting in 2022 and having significant momentum going into 2023

What we got done...

- Clarksville, TN is in full construction mode and 2GWh expected to be in production in Q4 this year
- Huzhou phase 3.1 is in ramp-up on its initial 2GWh cell, module and pack production
- 53.5Ah cell deliveries will be made from the phase 3.1 line and over 75% of our backlog is for this cell
- We launched the ME-4300 ESS and it already has contracts for 2023 and 2024 deliveries
- We believe U.S. and Europe will account for about 1/3 of total revenues going forward

What's still a work in progress...

- Commercialization plan for battery materials technologies is underway, investing in expanding polyaramid separator capacity to 10M SQM in 2023
- 53.5Ah revenues will ramp up along with our production, and the SOP schedules for new vehicle launches by our customers, during 2023

What happened?

We are about 1 year behind on the 2021 revenue plan.

1. Closing of business combination took longer than anticipated.
2. COVID hit our customers and supply chain hard and delayed their projects

9

2023 INVESTOR DAY

Seizing The Market Opportunity With Our Industry-Leading Technologies

Global Growth for Our Core Business Segments

Grow commercial vehicle

Our batteries are designed specifically for the CV market.


2030
510GWh
2023
54GWh

Source: BNEF + Sales Estimate

Grow ESS business in U.S.

Further expand our presence in the U.S. market before expanding overseas.


2030
430GWh
2023
26GWh

Source: BNEF: 1H 2023 Energy Storage Market Outlook U.S. March 2023

KEY TAKEAWAY

- We have an ongoing commitment to innovation, and we expect to be able to launch new products in 2025-2026.

What We Plan To Do

Unique opportunity to become U.S.'s home-grown champion in strategically important battery sector

Cell and module technologies and manufacturing


2030
25+
GWh/Y
2027
10+
GWh/Y
2023
2
GWh/Y
2027
10,000
Tons/Y
Cathode
2027
10,000
Tons/Y
Electrolyte
2027
300M/
SQM Y
Polyaramid
Separator

10

11 SASCHA KELTERBORN C H I E F R E V E N U E O F F I C E R 2 0 2 3 I N V E S T O R D A Y Strategic Overview – Commercial Vehicles

12 Commercial Vehicle Numbers I N V E S T O R D A Y 2 0 2 3 10+ Market applications being served 34 Countries with CV in operation 12+ Years vehicle operating history 30,000+ Installed battery systems deployed since 2011 24M Est. e-CV TAM in vehicle unit accumulated over 2022-2030 510 GWh Est. CV TAM in 2030 Source: BNEF, June 2022 + Sales Estimate

13 2 0 2 3 I N V E S T O R D A Y Microvast Is Well-Positioned To Capture The Surging Demand In The Global Commercial Vehicle Sector Image pictures from existing customers LCV E-Bus MD/HD TRUCK SPECIALTY CV Commercial Vehicle TAM

14Source: BNEF, June 2022 GLOBAL CV SALES IN UNIT PER YEAR GLOBAL VOLUME GROWTH IN GWh Commercial Vehicle TAM 2 0 2 3 I N V E S T O R D A Y EV Adoption Rate In The Commercial Vehicle Market Is Projected To Increase From 2% In 2022 To 30% In 2030 e-CV Conventional CV m ill io n un it s 14.9 15.6 0.4 5.8 2022 2030 15.3 21.4 +4.3% CAGR +39% CAGR Vs. 23.7 283 1.1 34 6.4 193 2022 2030 eLCV eMCV eHCV in G W h +36% CAGR +53% CAGR +53% CAGR 31.1 510

microvast

2023 INVESTOR DAY

Microvast's High Energy Cell HpCO-53.5Ah

High Energy Density and Long Range

High Energy Density of >235 Wh/kg
+7% vs MpCO-21Ah

Long Cycle Life
Over 5,000 cycles at 25℃

Fast Charging
Charge to 80% capacity in just 48 minutes at room temperature

Outstanding Safety and Thermal Management
Superior safety features with high tolerance for abuse.
Excellent low temperature performance (@-20°C with around 80% usable energy).

Lower TCO
-25% vs MpCO-21Ah

Great Balance Between High Energy Density and Long Cycle Life
Perfect solution for BEV commercial vehicle applications (LD, MD, HD)

Applications

- E-Bus
- LCV Class 1-2
- MD/HD Truck Class 3-8
- Specialty Vehicles, Off-road

Key Accounts

- OSHKOSH
- CARGOTEC
- JBM Group
- SWITCH
- MAFI
- XCMG
- TREPEL
- eVersum
- REE
- SAFRA
- GAUSSIN
- IVECO GROUP

15

2023 INVESTOR DAY

HpCO 53.5Ah Competitive Advantages

Microvast's Industry-Leading Technology


powered by

MICROVAST [1]

HpCO 53.5Ah I-Pack

>175 Wh/kg		
MINUTES TO 80% CHARGE	FAST CHARGING	30 minutes [2]
CYCLES TO 80% RETENTION	LONG CYCLE LIFE	>5,000 cycles [3]
LIFETIME THROUGHPUT MILEAGE	LONG LIFETIME MILEAGE	>1,000,000 miles [4]

KEY TAKEAWAY

We're delivering a battery cell for buses superior cycle life, operating range, charge time, and energy density.

1 Representative performance of a Microvast battery if fitted in the same platform, based on Microvast management estimates

2 Represents time taken to increase State of Charge (SOC) by a given percentage; given variance in measurement by provider, miles per minute of charge is the standardized metric used for comparison

3 Cycle life is at system level 0-80% SOC

4 Range calculated with average 175 miles/ cycle

= **Our total system performance gives significant TCO savings to our customers.**

17 2 0 2 3 I N V E S T O R D A Y 52Ah Pack Competitive Advantages KEY TAKEAWAY We’re delivering a battery cell for light duty CV with superior cycle life, charge time, and energy density. >145 Wh/kg MICROVAST HnCO 52Ah pack Our total system performance gives significant TCO savings to our customers.= 1 Representative performance of a Microvast battery if fitted in the same platform, based on Microvast management estimates 2 Represents time taken to increase State of Charge (SOC) by a given percentage; given variance in measurement by provider, miles per minute of charge is the standardized metric used for comparison 3 Cycle life is at system level 0-80% SOC 4 Range calculated with average 95 miles/ cycle Microvast’s Industry-Leading Technology 1 2 3 4

2023 INVESTOR DAY

Microvast Global Presence

Multi-year Customer Projects Driving Revenue Growth in EMEA and U.S.

IVECO



E-Daily (LCV)
200+ units ordered for 2023

Iveco Bus
3,500+ units ordered in 2023

249 miles per urban cycle

GAUSSIN



Transport vehicle for logistics centers

300+ units ordered and in delivery to U.S. & EMEA

TREPEL AIRPORT EQUIPMENT GMBH
MAFI TRANSPORT-SYSTEME GMBH



Airport terminal tractor

100+ units ordered and in delivery to U.S. & EMEA

TBA/Q2 2023



High-performance HD truck & trailer

20+ units ordered and in delivery in U.S.

Above projects are either at prototype phase, or just kicked off SOP.

18

19 Microvast Global Presence 2 0 2 3 I N V E S T O R D A Y India* 700+ units Subsidiary of Indian Hinduja Group Various kinds of e-buses since 2019 33M estimated miles over project lifetime so far India* 800+ units Various e-buses since 2019 38M estimated miles over project lifetime so far The Netherlands 100 units Largest 18m full electric bus in Amsterdam region since 2018 24/7 operation 19M miles annually London, UK 1000+ units Hybrid diesel bus fleet since 2014 62M miles annually 24/7 operation *In India, for the 1000 sets deployed since 2019, a total of around 48+ million miles accumulated so far. Operational Proof Points - Long Service History, 24/7 Operation, Challenging Operating Environment

2023 INVESTOR DAY

Backlog – Latest Position

EMEA Continues Exponential Growth And U.S. Commercial Vehicle Business Receives First P.O. For Clarksville Deliveries

Applications

- E-Bus
- LCV Class 1-2
- MD/HD Truck Class 3-8
- Specialty Vehicles, Off-Road

Key Accounts

IVECO•GROUP, eVersum, FPT, MAFI, REE, TREPEL Airport Equipment GmbH, GAUSSIN, CARGOTEC, SAFRA, ZF

Latest Backlog Growth


38%
$486.7M
$672.6M
2023 Q1
CURRENT

Latest Backlog Wins

- Expect multi-year engagements with key clients such as Iveco/FPT, REE, Gaussin, etc., to drive EMEA to represent approximately 1/3 of total 2023 revenue
- EMEA has a robust business clientele and has established long-term partnerships to capture the momentum in the fast-growing commercial vehicle sector
- Many of our European customers will also be adopting our 53.5Ah technology for their vehicle offerings in the U.S. market (Made in the U.S.A.)

21 ZACH WARD P R E S I D E N T , E N E R G Y D I V I S I O N 2 0 2 3 I N V E S T O R D A Y Strategic Overview – Energy Storage

22 The Energy Numbers 2 0 2 3 I N V E S T O R D A Y remains primary use for energy storage #1Energy Shifting 21% Americas' are forecasted to represent of annual storage capacity by 2030 35GWh+ Global Energy Storage Capacity added in 2022 IRA ENERGY STORAGE ITC 4 0% 68% YoY Growth global energy Annual Storage Projects utilizing energy shifting expected increase to 73% by 2024 Source: BNEF: 1H 2023 Energy Storage Market Outlook, March 2023 Est. global, cumulative ESS in 2030 1,432GWh storage capacity TAM

INVESTOR DAY 2023

Microvast Energy

Energy Storage System (ESS) for Utility-Scale Energy Shifting Applications

- Launched in 2022 to provide a battery energy storage system
- Incorporates the proven, high-energy, lithium-ion 53.5Ah NMC cell technology
- Battery cells and modules are manufactured in Clarksville, TN & Huzhou, China

FEATURES

- ✓ Higher energy retention than leading competitors
- ✓ Industry-leading energy density at 4.3 MWh
- ✓ BMS developed in U.S. for grid security
- ✓ Easy transportation, installation & maintenance
- ✓ Long battery life, more than 10,000 cycles


microvast

KEY TAKEAWAY

- Superior energy retention
- High energy density
- Utilizing U.S. owned technology

23

24 Energy Density I N V E S T O R D A Y 2 0 2 3 0.25CP/4HR Duration, 1 cycle per day, 100% DOD Industry-Leading Energy Density Fewer Containers Lower Construction Cost Lower Operations & Maintenance 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 Microvast NMC NMC LFP 1 LFP 2 4.30 3.95 3.65 2.60 Usable DC Energy of Typical 20 FT ESS Container Design +9% +18% +65% MWh

2023 INVESTOR DAY

Global Energy Storage TAM

Global Annual Storage Installations By Region Based On Energy Capacity


GWh
AMER
APAC
EMEA
RoW
Buffer
300
250
200
150
100
50
0
2015
2020
2025
2030

KEY TAKEAWAYS

We believe U.S. and China are leading markets globally

2023 will be an inflection year for the U.S.

Microvast will be expected to add 1.2GWh with its first project

Source: BNEF: 1H 2023 Energy Storage Market Outlook, March 2023

25

INVESTOR DAY 2023

Energy Storage Total Available Market

KEY TAKEAWAYS

U.S. market in rapid growth phase on its way to adding ~50GWh annually

~70% of this market is for energy shifting applications

The dominant ESS battery solution to meet this demand is Li-ion cell technologies

THE AMERICAS' ANNUAL ENERGY CAPACITY BY MARKET (EXPECTED)


GWh
70
60
50
40
30
20
10
0
0
0
1
1
1
3
11
13
29
43
56
62
60
60
65
67
2015
2020
2025
2030
Other
Canada
Latin America
United States

Source: BNEF: 1H 2023 Energy Storage Market Outlook, March 2023

26

27 2 0 2 3 I N V E S T O R D A Y Phase 1 Energy Storage Growth Strategy

28 I N V E S T O R D A Y 2 0 2 3 Location United States United States DescriptionSize 2023 2024 2024 Delivery PROJECT #1 PROJECT #2 U nd er C on tr ac t Aw ar de d 300MW/1.2GWh Energy Storage ML-4300 Energy Storage ESS Deployments 100MW/400MWh

INVESTOR DAY 2023

Why ESS Is A Huge Growth Opportunity...

Technology
Our ESS solution provides a high density rate, energy retention rate, and round-trip efficiency

Execution
We already have a full project pipeline through 2025

U.S. Presence
Manufactured battery cells and modules, a clear financial value to our customers

Govt. Demand Push
Tremendous government incentives lasting until 2032

Innovation
New products in development

17-years experience in development and manufacturing

The Right Team
We have one of the most experienced teams in the industry, with a proven track record

29

30 WENJUAN MATTIS, Ph.D. C H I E F T E C H N O L O G Y O F F I C E R 2 0 2 3 I N V E S T O R D A Y Strategic Overview – Technology

31 I N V E S T O R D A Y 2 0 2 3 Technology Highlights What Sets Us Apart 17+ Years of experience in the research and development of key materials, cells, module, pack, BMS, etc. 3 Continents to maximize the talent pool 780+ Researchers and engineers 626/463 Patent Applications/ Granted Patents $10M Awarded since 2017 research funding from U.S. and German Government VERTICAL INTEGRATION Materials to Pack IP ownership

32 FORWARD THINKING. POWERING NOW. Long Life Fast Charging Safety Energy Density ™ Innovating Superior Lithium-ion Battery Solutions To Power A More Sustainable Future I N V E S T O R D A Y 2 0 2 3 Delivering advanced battery technology for high performance Delivering distinct competitive advantages to customers Accelerating the adoption of clean energy in transportation and energy storage markets

INVESTOR DAY 2023

Technology Portfolio

Proprietary Technology Across All Battery Components

Gradient Cathode

Enables the precise distribution of elements (e.g. Cobalt) across the cathode particles–boosts energy density and reduces cost



Non-Flammable Electrolyte

Virtually eliminates the risk of battery fires, addressing a major industry challenge



Aramid Separator

Higher thermal stability than charged cathode material; 2x the temperature resistance of traditional poly-ethylene separators, enhancing safety and charging time



Broad Portfolio of Cell Chemistries Suited to Specific Applications

Chemistry	Composition	Attributes
LTO	Lithium Titanate ($Li_4Ti_5O_{12}$)	Ultra-fast charging, Ultra long cycle life, Safest LIB chemistry
LFP	Lithium Ferrophosphate ($LiFePO_4$)	Lowest cost Good cycle life
NMC-1	Lithium Nickel-Manganese-Cobalt Oxide ($LiNi_xMn_yCo_zO_2$)	Ultra-fast charging Long cycle life
NMC-2	Lithium Nickel-Manganese-Cobalt Oxide ($LiNi_xMn_yCo_zO_2$)	Highest energy density Fast charging Long cycle life

Unique Capabilities Down to the Cell Level Enables Tailored Solutions

Cells



Modules



Packs



Proven Technology Supported by Extensive 3rd Party Testing and Validation

Argonne National Laboratory	INL Idaho National Laboratory	Sandia National Laboratories	Warwick The University of Warwick	TÜV SÜD
220-240 Wh/kg Extreme Fast Charge (XFC) Cells	*220 Wh/kg High Power Cells 270 Wh/kg High Energy Density Cells*	*HnCO-52Ah cells*	*18 kWh LpTO Pack*	*200 Wh/kg Power Cells & 270 Wh/kg High Energy Density cells*

33

34 Industry-Leading Technology I N V E S T O R D A Y 2 0 2 3 Energy Density 95 Wh/kg 210 Wh/kg 265 Wh/kg Life Cycles 20,000 4,000 3,300 Representative Applications 10 min 15 min 30 min 30 min Charging Time (full charge) Ultra Fast Charge (LTO) Introduced in 2011 High Power (NMC-1) Introduced in 2016 High Energy Density (NMC-2) Introduced in 2019 Cu rr en tly in P ro du ct io n Buses Mining Trucks Commercial Vehicles Buses Commercial Vehicles Passenger Vehicles 300+ Wh/kg 235 Wh/kg 4,000 45 minHigh Energy Density Target Cell (B Sample) HPHE Density (NMC-3) Introduced in 2019 U pc om in g Commercial Vehicles Passenger Vehicles ESS Commercial Vehicles Passenger Vehicles ESS 5,000

35 Cell Energy Denstiy (Wh/kg) Continuous cycling charge rate Cycle life at defined continuous charging rate Safety Calendar Life (years) High-Power (48Ah) High-Power/Energy (53.5Ah) High-Energy (52Ah) Technical Analysis of HP, HPHE and HE NMC Cell Products I N V E S T O R D A Y 2 0 2 3 1. Measured at 0-100% SoC, 25°C 2 Charging and discharging at 1C, 25°C until max battery capacity is 80% Source: MV datapoints provided by MV Technology team. 210 220 235 260 265 1 Long Life Fast Charging Safety Energy Density 2

INVESTOR DAY 2023

Innovate With Focus On Energy Density & Safety Gradient Cathode



Impact on performance

At par with industry | Among best in class | Industry leader

Energy density	Increases Usable Lithium percentage in Cathode, directly increasing energy density
Cycle life	Negligible effect (longer cycle life due to the lower surface Ni content) Higher Nickel bulk content in the cathode
Charge rate	Negligible effect
Safety	Increases risk of thermal instability; gradient cathode technology aims to increase Nickel content at the vicinity of core of the particle to maximize safety

Our safety track record

First applications of high-nickel cathodes have led to safety incidences (e.g., 3 spontaneous combustions of the GAC Aion S). So far, MV's has recorded no similar safety incidences with their gradient cathode technology

KEY TAKEAWAY

Our gradient cathode helps achieve "best in class" energy density while maintaining safety (ANL – NMC □ FCG).

Source: Expert interviews, academic research, press search

36

INVESTOR DAY 2023

Aramid separator enables superior safety performance compared to other separators

The separator **prevents short circuits** during battery charge-discharging. Improving battery performance, as it enables **lower inner resistance, higher robustness against thermal runaway (safety) and higher volume-share of cathode and anode materials** (to a limited extend)



Aramid Separator
Ceramic Coated PE (1)
PE (1)
300°C/1h
250°C/1h
200°C/1h
150°C/1h

Impact on performance

Legend: At par with industry · Among best in class · Industry leader

Energy density	*Enabler*	An aramid separator enables usage of less inactive material, resulting in a **thinner, lighter component** for potentially slightly **higher energy density**[1]
Cycle life	*N/A*	A stronger separator can **keep a battery safe throughout life cycle** (however, negligible direct effect)
Charge rate	At par with industry	A thinner separator **may decrease internal resistance**, improving charging speed
Safety	Industry leader	Higher thermal stability of separator **prevents short circuits at higher temperatures**, even with increased energy density



During Production
Impurity
Electrode burr
Separator defects
Tab misplacement
Poor welding
During Utilization
Transition metal dendrites growth
Current collector fracture
Lithium Dendrites
Overcharging
Unbalanced charging
Too fast charging
Charging at LT

1. Based on scientific literature and expert interviews, increase of energy density in negligible range possible (i.e. 1-10%)

Source: Expert interviews, academic research, press search

37

38 SHANE SMITH C H I E F O P E R A T I N G O F F I C E R 2 0 2 3 I N V E S T O R D A Y Strategic Overview – Manufacturing

39 Operation Numbers I N V E S T O R D A Y 2 0 2 3 17+ Years of experience in the development & manufacturing of lithium-ion batteries 3 Continents to be close to our customers 3 Manufacturing plants >70% New production line expected utilization 2,500+ Employees globally 7GWh Anticipated total available capacity by Q4 2023

40 Our Locations I N V E S T O R D A Y 2 0 2 3 Something here

INVESTOR DAY 2023

Production Capacity Expansions





Completed Huzhou plant expansion

- Added 2.0 GWh per annum of battery cells, modules, and pack manufacturing capacity – **ramping up now!**
- New building supports up to 12 GWh per annum (additional utility infrastructure required)
- New capacity is being filled by growing backlog in 2023
- Long-term supply agreements for key materials are in place; excellent, long-standing supplier relationships

Clarksville, TN under renovation; production Q4 2023

- Adding 2.0 GWh per annum of battery cells and modules manufacturing capacity (utility infrastructure will support some of the 4 GWh per year capacity)
- Expected production begins late Q4 2023 using the same equipment
- Expected new capacity will have high levels of utilization in 2024
- Leveraging our global supply chain for raw materials

41

42

43 Clarksville Video I N V E S T O R D A Y 2 0 2 3

44 CRAIG WEBSTER C H I E F F I N A N C I A L O F F I C E R 2 0 2 3 I N V E S T O R D A Y Strategic Overview – Financials

45 Financial Highlights 2 0 2 3 I N V E S T O R D A Y 50+% 2022A to 2027E $486.7M Q1 Backlog 2027 Target >70% Clarksville Phase 1A 2024 anticipated Utilization $0 on U.S. asset base Leverage 13-15% 2027 Target Adj. OPEX (% of revenue)Revenue CAGR IRA credit potential $80M on each 2GWh capacity in U.S. 2023 Inflection Year – Foundations In Place For Our Fast Growth Phase 20%+ GM Expansion

2023 INVESTOR DAY

Our Capacity Expansions

Fully Funded Expansions Get Us To $1BN+ Top Line Potential

Huzhou 3.1



2GWh

Fully automated cell, module and pack production for 53.5Ah cell

Clarksville 1A



2GWh

Fully automated cell and module production for the 53.5Ah cell – using same production equipment as Huzhou 3.1



$1BN

REVENUE POTENTIAL

Huzhou ramping up production

NO CAPEX

until we need to add more capacity

Phase 1A capacity in Clarksville has potential of **$80M** PA **s45X IRA credits**

46

2023 INVESTOR DAY

53.5Ah Expansions – Huzhou 3.1

Capacity Expansion Unlocks Significant Incremental Revenue

Double-digit margin potential, de-risked by contracted pipeline with entrenched OEM and ESS customers.

$ 500M

New Revenue Potential

2023

- Gross Margin & EBITDA Positive

2024 & Beyond

- Gross Margin Expansion
- EBITDA Margin Expansion

2GWh
of additional cell, module and pack capacity trial production in Q1 2023

CapEx investment complete

53.5 Ah
Cell technology adoption underway

Contracted Capacity


75%
of 2023 available capacity is under contract

Key Customers

GAUSSIN, IVECO, propel, MAFI, KALMAR, DONGFENG, KING LONG, JBM, PROTON, ASHOK LEYLAND

Note: Financials presented above reflect plant level only and assume (I) full 2GWh capacity is available, (ii) market ASP for CV and ESS battery solutions (iii) Opex from China operations.

47

2023 INVESTOR DAY

53.5Ah Expansions – Clarksville 1A

Capacity Expansion Unlocks Significant Incremental Revenue

Double-digit margin potential, de-risked by contracted pipeline with entrenched OEM and ESS customers.

$ 500M

New Revenue Potential

2024	2025 & Beyond	
Gross Margin & EBITDA Positive	Gross Margin Expansion	EBITDA Margin Expansion

2GWh
of additional cell, module and pack capacity trial production in Q1 2023

CapEx investment funded

53.5 Ah
Cell Technology Adoption Underway

Pipeline as a % of Anticipated 2024 Revenues (Phase 1A)


70%
of 2024 available capacity is under contract

Key Customers

GAUSSIN
IVECO
KALMAR
MAFI TRANSPORT-SYSTEME GMBH

NDA


microvast

Note: Financials presented above reflect plant level only and assume (I) full 2GWh is available, (ii) market ASP for CV and ESS battery solutions and (iii) Opex from Clarksville operations

48

INVESTOR DAY 2023

Inflation Reduction Act

53.5Ah Backlog For ESS And CV In U.S. Means Potential High Utilization For IRA Credits

$35KWh CELLS + **$10KWh** MODULES = **$45kWh**

TAX CREDIT FOR EVERY CELL & MODULE KWh

Battery production tax credit for cells and modules produced in Clarksville, TN

Clarksville, TN Phase 1A **benefits from IRA at $45/KWh** on its domestic battery cell and module production

Phase 1A=$80M

IRA POTENTIAL P.A.

53.5Ah

ESS & CV CUSTOMERS

Phase 1A +1B = $160M

IRA POTENTIAL P.A.

IRA DURATION **10** YEARS

UNTIL 2032

$1.5-$2BN

TAX CREDIT POTENTIAL TO 2032

8GWh Capacity

49

50 Geographic Diversification 2 0 2 3 I N V E S T O R D A Y China 65% (132,469) EMEA 8% (15,809) U.S. 2% (3,651) APEC 25% (52,566) FY 2022A China 20% EMEA 30% U.S. 30% APAC 20% FY 2023E Huzhou, China Clarksville, TN $204.5M $358M 70-80% YoY Growth U.S. And Europe Becoming Dominant Markets (midpoint)

51 Revenue Visibility 2 0 2 3 I N V E S T O R D A Y Backlog Makes Potential A Reality

52 Funding More Capacity 2 0 2 3 I N V E S T O R D A Y Golden Rule: We only add more capacity when we have customer orders in place Based on backlog, we expect 2024 utilization for Phase 1A to be high Clarksville (up to 8GWh) is self-funding due to IRA credits We have the option to monetize the IRA early which provides funding for future expansions Customer down payments provide access to cash Phase 1A Year 1 IRA Credit Phase 1A Year 2 IRA Credit Phase 1B Customer Pre- Payments(1) Phase 1B CapEx Required Phase 1A & 1B IRA Credits Ending Cash Balance to Fund Phase 2 Expansion Phase 1A Operational Phase 1B Under Construction Clarksville Expansions Are Self-Funding Note: Funding bridge does not reflect additional positive cash flows generated from Clarksville facility. (1) Management estimates 40-50% manufacturing capacity would generate prepayments from customers. $80M $80M $75M ($175M) $160M $220M Phase 1A = 2 GWh Phase 1B = 2 GWh Phase 2 = 4 GWh Phase 1B Operational Expected Capacity:

53 Operating Leverage & Margins 2 0 2 3 I N V E S T O R D A Y Scalable business model Backlog growth is underpinning fast growth phase Our R&D spend today is for our future product innovation PROOF POINT: We expect to add 4GWh capacity in 2023, revenue growth est. 70- 80%, and adj. OPEX est. to increase approx. 20- 30% KEY TAKEAWAYS Multi-year Fast Growth From An Operating Base That Is Already At Scale Fully funded 4GWh expansion Multiple funding sources $205M $2B+ 47% Approx. 13% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 0 500 1,000 1,500 2,000 2,500 3,000 2022A 2023E 2024E 2025E 2026E 2027E O p ex % Revenue Opex % of Revenue

54 The Steps To Profitability 2 0 2 3 I N V E S T O R D A Y 2022A 2023E 2024E 2025E+ Does not need equity capital 4GWh expansions fully funded We Have The Levers—Industrialization, Automation, Utilization & Innovation 8.2% (adj. GM) 20%+ (adj. GM)

INVESTOR DAY 2023

Financials – Summing it Up...

Growth

The fast revenue growth is kicking in, and growing backlog tells you the 53.5Ah is a winner

Capex

We got Huzhou done, bringing 2GWh online and Clarksville is targeted for Q4

Funding

We don't need any equity to bring this capacity online and have plenty of financing options

Diversification

The backlog, which is mostly from U.S. and European customers, is giving us a solid base on which to expand our business in these regions

Scale

We can scale the business as we have a global foundation in place and can add capacity at pace, which improves margins

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56 Yang Wu F O U N D E R , C H I E F E X E C U T I V E O F F I C E R , P R E S I D E N T 2 0 2 3 I N V E S T O R D A Y Key Takeaways

2023 INVESTOR DAY

Business Strategy Alignment


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KEY TAKEAWAY

We're entering a **multi-year, high growth phase supported by the sought-after HpCO 53.5Ah cell**, new technology, increased capacity, and new markets.

KEY TAKEAWAY

We're **industrializing at scale, with improved automation and utilization** to improve financial performance.

KEY TAKEAWAY

The **HpCO 53.5Ah cell provides many competitive advantages**, with its cycle life, fast charge capabilities and energy density providing TCO benefits to our customers.

KEY TAKEAWAY

2023 is a critical execution year as it creates the **foundations to add significantly higher scale** and which supports expansion plans for our battery component technologies.

KEY TAKEAWAY

We're **focusing our capital in the U.S.** as our technologies can help build-up a domestic battery industry.

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58 2 0 2 3 I N V E S T O R D AY Q&A